

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Operating  Partners  1992-C,  Ltd.'s  balance  sheet and statement of operations contained in its Form 10-K for the year ended December 31, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   DEC-31-1998
<CASH>                                         443,097
<SECURITIES>                                   0
<RECEIVABLES>                                  407,415
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               1,010,083
<PP&E>                                         12,762,511
<DEPRECIATION>                                 (10,524,288)
<TOTAL-ASSETS>                                 3,615,471
<CURRENT-LIABILITIES>                          185,843
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     3,016,836
<TOTAL-LIABILITY-AND-EQUITY>                   3,615,471
<SALES>                                        1,119,284
<TOTAL-REVENUES>                               1,158,893
<CGS>                                          0
<TOTAL-COSTS>                                  951,773<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (35,524)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (35,524)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (35,524)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


